UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2023

Date of reporting period:	August 1, 2022 – January 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Research Fund

Semiannual report
1 | 31 | 23

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNRAX

Putnam
Research
Fund

Semiannual report
1 | 31 | 23

Message from the Trustees

March 9, 2023

Dear Fellow Shareholder:

Stock and bond markets rose in early 2023 as inflation continued to ease and the U.S. Federal Reserve moderated its interest-rate increases. Investors showed optimism that the Fed might slow the economy and reduce inflation without causing a recession. Still, caution may be warranted. While the Fed has reduced the size of its interest-rate increases, it also signaled that more rate hikes are likely if concerns persist about a resurgence in inflation.

Putnam’s investment teams believe a recession is possible this year or next. However, they also are finding what they believe to be attractive investment opportunities in a range of asset classes, including stocks and taxable and tax-exempt bonds. As active researchers, our teams analyze interest-rate and credit risks as they seek out investments for your fund. They also consider how stocks and bonds are likely to perform in uncertain economic conditions.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/23. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Research Fund

Please describe investing conditions for the six-month reporting period ended January 31, 2023.

Multiple macroeconomic headwinds challenged stock markets during the period. Rising interest rates, supply chain disruptions, the Russia-Ukraine War, and a slowdown in global growth weighed on investor sentiment.

To help tame multidecade-high inflation, the U.S. Federal Reserve raised interest rates more aggressively early in the period. Business spending declined as borrowing rates increased. U.S. home sales, which had peaked during the pandemic, began to moderate. Investors feared that the Fed’s actions would push the U.S. economy into a recession.

By November 2022, the pace of inflation, as measured by the Consumer Price Index [CPI], showed signs of easing. The Fed started to pare back its interest-rate hikes in December 2022. Positive corporate earnings results and the prospect of lower interest rates helped stocks to rally later in the period.

Research Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Research Fund

How did the fund perform for the reporting period?

The fund returned –0.12%, outperforming its benchmark, the S&P 500 Index, which returned –0.44% for the six-month period.

Can you discuss some of the top contributors to fund performance during the reporting period?

NVIDIA, a U.S.-based software firm, was the top contributor to fund performance. NVIDIA designs and sells graphics processing units [GPUs] to industries such as gaming and entertainment, automotive, artificial intelligence [AI], computing, and robotics. GPUs are enabling technologies that power everything from data centers and gaming consoles to autonomous cars and cryptocurrencies.

During the period, the global semiconductor industry started to emerge from a cyclical downturn, which drove up demand for NVIDIA’s chips. NVIDIA also is a key beneficiary of new generative AI workloads, such as ChatGPT. NVIDIA’s GPUs provide the enabling technology to run ChatGPT, which we believe offers significant future upside potential for the company.

Oracle, the world’s largest database management company, was another contributor to fund performance. Oracle’s cloud-based revenues, which include infrastructure and platform service offerings, have reached critical mass. Launched in 2016, Oracle’s cloud services now generate one-third of the company’s total revenues. Growth in Oracle’s cloud-based revenues helped to offset a decline in the company’s legacy business, including sales of its server hardware. Oracle’s stock price rose on strengthening company fundamentals.

Could you discuss some of the top detractors from fund performance for the reporting period?

Amazon.com, the global e-commerce retailer, was the top detractor from fund performance. After soaring during the pandemic, revenues from its cloud computing platform, Amazon Web Services, began to slow. Inflation and supply chain disruptions further squeezed Amazon’s profit margins. The company reported negative free cash flows in calendar 2022, which also dampened investor interest in the stock.

Our decision not to own JPMorgan Chase & Co., a leading global financial services firm, modestly detracted from results. The stock performed well as investors became more risk-averse. A strong financial franchise with a solid management team, JPMorgan’s valuation was appropriately priced, in our view. The stock traded at a higher valuation than its peers and the sector. Our approach focuses on identifying differentiated insights at attractive valuations. As such, we have preferred exposure to names such as Apollo Global Management and Prudential, both of which were positive contributors during the period.

How were derivatives used during the period?

We used forward currency contracts to help hedge foreign exchange risk. We also used futures to equitize cash.

What is your outlook for the economy and the fund?

Last year was very challenging for financial markets and all asset classes. While 2022 is behind us, we believe market volatility will continue until inflation is better understood and central banks become less hawkish.

On the positive side, as of period-end, commodity prices were declining, supply chain pressures were easing, inventories of goods were increasing, and U.S. home prices were declining. These conditions may help to de-escalate inflation. Still, we believe it

Research Fund 5

will take some time before this is reflected in macroeconomic data.

Some data, including CPI, has shown a decline in the pace of inflation. Yet, inflation remains very high, and it has persisted longer than expected. In our view, the Fed seems intent on raising interest rates and keeping them higher for longer than most investors anticipate. Whether or not the Fed will reduce rates depends on future reductions in inflation and an increase in unemployment, in our view.

For calendar 2023, we have reasons for optimism. Many sectors and industries that were devastated two years ago, at the start of the pandemic, are now thriving. We expect many stocks will rebound once the Fed slows interest-rate hikes further.

For the fund, we use deep fundamental research to evaluate businesses in the context of macroeconomic challenges. We invest in companies that we believe can weather macro-driven risks and rebound if conditions shift in 2023. The portfolio represents our best ideas that we believe will outperform the fund’s benchmark over the long run.

Thank you, Will, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Research Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2023, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/2/95)
Before sales charge	9.07%	12.37%	9.37%	9.44%	–7.73%	–0.12%
After sales charge	8.83	11.71	8.08	7.30	–13.03	–5.87
Class B (6/15/98)
Before CDSC	8.81	11.70	8.55	8.62	–8.42	–0.48
After CDSC	8.81	11.70	8.26	7.76	–12.61	–5.04
Class C (2/1/99)
Before CDSC	8.83	11.70	8.55	8.62	–8.42	–0.49
After CDSC	8.83	11.70	8.55	8.62	–9.25	–1.40
Class R (1/21/03)
Net asset value	8.80	12.10	9.10	9.16	–7.95	–0.25
Class R6 (6/29/15)
Net asset value	9.34	12.77	9.78	9.84	–7.39	0.07
Class Y (4/4/00)
Net asset value	9.30	12.66	9.64	9.71	–7.48	0.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Recent performance may have benefited from one or more legal settlements.

Class B and C share performance reflects conversion to class A shares after eight years.

Research Fund 7

Comparative annualized index returns For periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
S&P 500 Index	9.41%	12.68%	9.54%	9.88%	–8.22%	–0.44%
Lipper Large-Cap Core
Funds category median*	8.91	11.77	8.86	9.17	–8.55	–0.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/23, there were 643, 627, 564, 510, 408, and 78 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/23

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.399		$0.021	$0.116	$0.306	$0.552	$0.502
Capital gains
Long-term gains	2.831		2.831	2.831	2.831	2.831	2.831
Short-term gains	0.073		0.073	0.073	0.073	0.073	0.073
Total	$3.303		$2.925	$3.020	$3.210	$3.456	$3.406
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/22	$40.54	$43.01	$36.14	$36.06	$39.77	$41.32	$41.07
1/31/23	37.07	39.33	32.94	32.76	36.35	37.77	37.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Research Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/2/95)
Before sales charge	8.86%	12.22%	9.28%	7.21%	–17.33%	2.92%
After sales charge	8.62	11.56	7.99	5.11	–22.08	–3.00
Class B (6/15/98)
Before CDSC	8.60	11.56	8.46	6.41	–17.93	2.55
After CDSC	8.60	11.56	8.17	5.52	–21.69	–2.15
Class C (2/1/99)
Before CDSC	8.62	11.55	8.46	6.41	–17.94	2.56
After CDSC	8.62	11.55	8.46	6.41	–18.69	1.62
Class R (1/21/03)
Net asset value	8.59	11.94	9.01	6.95	–17.51	2.81
Class R6 (6/29/15)
Net asset value	9.13	12.62	9.69	7.61	–17.02	3.13
Class Y (4/4/00)
Net asset value	9.09	12.51	9.56	7.48	–17.10	3.07

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/22	1.02%	1.77%	1.77%	1.27%	0.67%	0.77%
Annualized expense ratio for the
six-month period ended 1/31/23	1.04%	1.79%	1.79%	1.29%	0.68%	0.79%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Research Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/22 to 1/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.24	$9.00	$9.00	$6.49	$3.43	$3.98
Ending value (after expenses)	$998.80	$995.20	$995.10	$997.50	$1,000.70	$1,000.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/23, use the following calculation method. To find the value of your investment on 8/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.30	$9.10	$9.10	$6.56	$3.47	$4.02
Ending value (after expenses)	$1,019.96	$1,016.18	$1,016.18	$1,018.70	$1,021.78	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

10 Research Fund

Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. For example, the fund may invest a significant portion of its assets in companies in the information technology sector. The information technology sector may be significantly affected by technological obsolescence or innovation, short product cycles, falling prices and profits, competitive pressures, and general market conditions.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Research Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived

12 Research Fund

therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Research Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2023, Putnam employees had approximately $478,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Research Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Research Fund 15

The fund’s portfolio 1/31/23 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value
Aerospace and defense (1.8%)
Boeing Co. (The) †	2,859	$608,967
Northrop Grumman Corp.	6,736	3,017,998
Raytheon Technologies Corp.	38,957	3,889,857
		7,516,822
Air freight and logistics (0.4%)
FedEx Corp.	7,996	1,550,105
		1,550,105
Airlines (0.3%)
Southwest Airlines Co.	38,022	1,360,047
		1,360,047
Automobiles (1.2%)
General Motors Co.	18,183	714,956
Tesla, Inc. †	24,591	4,259,653
		4,974,609
Banks (2.5%)
Bank of America Corp.	112,146	3,978,940
Citigroup, Inc.	121,115	6,324,625
Silvergate Capital Corp. Class A † S	18,627	265,248
		10,568,813
Beverages (2.7%)
Coca-Cola Co. (The)	75,722	4,643,273
Constellation Brands, Inc. Class A	1,978	457,947
PepsiCo, Inc.	36,113	6,176,046
		11,277,266
Biotechnology (1.7%)
AbbVie, Inc.	15,879	2,346,122
Alkermes PLC †	51,658	1,479,485
Ascendis Pharma A/S ADR (Denmark) † S	12,501	1,551,124
Biogen, Inc. †	4,700	1,367,230
Regeneron Pharmaceuticals, Inc. †	797	604,501
		7,348,462
Building products (0.9%)
Johnson Controls International PLC	52,184	3,630,441
		3,630,441
Capital markets (4.0%)
Charles Schwab Corp. (The)	53,262	4,123,544
Goldman Sachs Group, Inc. (The)	18,237	6,671,277
KKR & Co., Inc.	57,583	3,213,707
Quilter PLC (United Kingdom)	769,996	919,581
S&P Global, Inc.	4,901	1,837,581
		16,765,690
Chemicals (2.4%)
Corteva, Inc.	33,650	2,168,742
DuPont de Nemours, Inc.	39,937	2,953,342
Eastman Chemical Co.	13,774	1,214,454
Linde PLC	1,533	507,331
PPG Industries, Inc.	10,223	1,332,466
Sherwin-Williams Co. (The)	8,771	2,075,131
		10,251,466

16 Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Construction materials (0.3%)
CRH PLC ADR (Ireland) S	25,285	$1,190,418
		1,190,418
Containers and packaging (0.5%)
Avery Dennison Corp.	5,750	1,089,280
Berry Global Group, Inc.	13,378	825,824
		1,915,104
Diversified financial services (1.0%)
Apollo Global Management, Inc.	60,997	4,317,368
		4,317,368
Electric utilities (2.7%)
Constellation Energy Corp.	5,249	448,055
Exelon Corp.	62,825	2,650,587
NextEra Energy, Inc.	25,511	1,903,886
NRG Energy, Inc.	158,980	5,440,295
PG&E Corp. †	75,279	1,196,936
		11,639,759
Electrical equipment (0.3%)
Emerson Electric Co.	14,419	1,300,882
		1,300,882
Electronic equipment, instruments, and components (1.3%)
CDW Corp./DE	20,818	4,080,953
Vontier Corp.	63,585	1,464,363
		5,545,316
Energy equipment and services (0.6%)
Diamond Offshore Drilling, Inc. †	235,699	2,701,111
		2,701,111
Entertainment (1.3%)
Netflix, Inc. †	7,719	2,731,445
Sea, Ltd. ADR (Singapore) † S	10,844	698,896
Walt Disney Co. (The) †	18,343	1,990,032
		5,420,373
Equity real estate investment trusts (REITs) (1.1%)
American Tower Corp. R	3,894	869,881
Gaming and Leisure Properties, Inc. R	56,604	3,031,710
Vornado Realty Trust R S	33,781	823,919
		4,725,510
Food and staples retailing (1.8%)
BJ’s Wholesale Club Holdings, Inc. †	5,676	411,340
Costco Wholesale Corp.	5,282	2,699,841
Walmart, Inc.	31,842	4,581,109
		7,692,290
Food products (0.2%)
McCormick & Co., Inc. (non-voting shares)	11,942	897,083
		897,083
Health-care equipment and supplies (2.2%)
Abbott Laboratories	19,694	2,177,172
Becton Dickinson and Co.	5,834	1,471,451
Boston Scientific Corp. †	52,921	2,447,596
Dexcom, Inc. †	10,796	1,156,144

Research Fund 17

COMMON STOCKS (97.9%)* cont.	Shares	Value
Health-care equipment and supplies cont.
Intuitive Surgical, Inc. †	7,355	$1,807,050
Medtronic PLC	3,221	269,565
		9,328,978
Health-care providers and services (4.8%)
Cigna Corp.	20,948	6,633,603
Elevance Health, Inc.	1,432	715,986
Humana, Inc.	2,667	1,364,704
McKesson Corp.	9,543	3,613,743
UnitedHealth Group, Inc.	16,074	8,023,980
		20,352,016
Hotels, restaurants, and leisure (2.4%)
Aramark	24,198	1,077,537
Booking Holdings, Inc. †	1,584	3,855,614
Chipotle Mexican Grill, Inc. †	1,186	1,952,607
Hilton Worldwide Holdings, Inc.	15,307	2,220,893
Penn Entertainment, Inc. † S	26,171	927,762
		10,034,413
Household durables (0.9%)
PulteGroup, Inc.	69,020	3,926,548
		3,926,548
Household products (1.8%)
Procter & Gamble Co. (The)	52,299	7,446,331
		7,446,331
Industrial conglomerates (1.0%)
General Electric Co.	8,046	647,542
Honeywell International, Inc.	16,290	3,396,139
		4,043,681
Insurance (3.0%)
AIA Group, Ltd. (Hong Kong)	190,200	2,147,836
Assured Guaranty, Ltd.	72,212	4,520,471
AXA SA (France)	76,392	2,381,402
Prudential PLC (United Kingdom)	213,496	3,537,897
		12,587,606
Interactive media and services (4.6%)
Alphabet, Inc. Class A †	156,684	15,486,647
Meta Platforms, Inc. Class A †	27,669	4,121,851
		19,608,498
Internet and direct marketing retail (2.8%)
Amazon.com, Inc. †	115,796	11,942,041
		11,942,041
IT Services (3.7%)
Adyen NV (Netherlands) †	618	934,261
Mastercard, Inc. Class A	25,951	9,617,441
PayPal Holdings, Inc. †	9,207	750,278
Visa, Inc. Class A	18,401	4,236,094
		15,538,074
Life sciences tools and services (2.2%)
Avantor, Inc. †	41,890	1,001,171
Bio-Rad Laboratories, Inc. Class A †	3,099	1,448,659

18 Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Life sciences tools and services cont.
Danaher Corp.	10,682	$2,824,107
Illumina, Inc. †	913	195,565
Thermo Fisher Scientific, Inc.	6,604	3,766,459
		9,235,961
Machinery (1.6%)
Deere & Co.	2,786	1,178,032
Ingersoll Rand, Inc.	31,072	1,740,032
Otis Worldwide Corp.	45,069	3,706,024
		6,624,088
Media (0.4%)
Charter Communications, Inc. Class A †	4,175	1,604,494
		1,604,494
Metals and mining (0.6%)
Agnico-Eagle Mines, Ltd. (Canada)	26,202	1,479,703
Alamos Gold, Inc. Class A (Canada)	102,114	1,127,339
		2,607,042
Multi-utilities (0.3%)
Ameren Corp.	16,268	1,413,201
		1,413,201
Multiline retail (0.6%)
Target Corp.	15,253	2,625,652
		2,625,652
Oil, gas, and consumable fuels (5.1%)
Cenovus Energy, Inc. (Canada)	287,159	5,736,490
ConocoPhillips	24,441	2,978,625
Exxon Mobil Corp.	91,949	10,667,003
Shell PLC (London Exchange) (United Kingdom)	90,477	2,657,513
		22,039,631
Pharmaceuticals (4.2%)
4Front Ventures Corp. †	1,724,209	427,776
Eli Lilly and Co.	11,385	3,918,148
Innoviva, Inc. †	123,912	1,567,487
Johnson & Johnson	25,948	4,240,422
Merck & Co., Inc.	41,242	4,429,803
Pfizer, Inc.	47,022	2,076,492
Zoetis, Inc.	5,582	923,765
		17,583,893
Road and rail (1.9%)
CSX Corp.	38,140	1,179,289
Hertz Global Holdings, Inc. † S	31,780	572,676
Union Pacific Corp.	29,951	6,115,695
		7,867,660
Semiconductors and semiconductor equipment (5.2%)
Advanced Micro Devices, Inc. †	58,486	4,395,223
Applied Materials, Inc.	35,724	3,982,869
Enphase Energy, Inc. †	626	138,584
NVIDIA Corp.	44,929	8,777,779
Qualcomm, Inc.	34,198	4,555,516
		21,849,971

Research Fund 19

COMMON STOCKS (97.9%)* cont.	Shares	Value
Software (9.5%)
Intuit, Inc.	9,820	$4,150,619
Microsoft Corp.	89,644	22,214,672
Oracle Corp.	105,539	9,335,980
salesforce.com, Inc. †	29,776	5,001,475
		40,702,746
Specialty retail (3.2%)
Bath & Body Works, Inc.	10,051	462,447
CarMax, Inc. † S	15,718	1,107,333
Home Depot, Inc. (The)	27,117	8,790,518
O’Reilly Automotive, Inc. †	2,415	1,913,525
TJX Cos., Inc. (The)	10,962	897,349
Warby Parker, Inc. Class A † S	12,463	201,277
		13,372,449
Technology hardware, storage, and peripherals (4.3%)
Apple, Inc.	126,446	18,244,893
		18,244,893
Textiles, apparel, and luxury goods (0.6%)
Levi Strauss & Co. Class A	27,782	511,189
Lululemon Athletica, Inc. (Canada) †	1,598	490,394
Nike, Inc. Class B	11,616	1,479,065
		2,480,648
Tobacco (0.2%)
Altria Group, Inc.	18,460	831,438
		831,438
Trading companies and distributors (0.5%)
United Rentals, Inc. †	5,087	2,243,113
		2,243,113
Wireless telecommunication services (1.3%)
T-Mobile US, Inc. †	37,421	5,587,330
		5,587,330
Total common stocks (cost $295,963,392)		$414,311,331

SHORT-TERM INVESTMENTS (3.2%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 4.60% [d]	Shares	4,495,680	$4,495,680
Putnam Short Term Investment Fund Class P 4.58% L	Shares	8,600,331	8,600,331
U.S. Treasury Bills 4.469%, 3/2/23 ∆		$200,000	199,288
U.S. Treasury Bills 4.480%, 3/9/23 #		193,000	192,138
U.S. Treasury Bills 3.814%, 2/2/23 ∆		100,000	99,990
U.S. Treasury Bills 4.404%, 2/23/23 #		100,000	99,728
Total short-term investments (cost $13,687,184)			$13,687,155

TOTAL INVESTMENTS
Total investments (cost $309,650,576)	$427,998,486

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

20 Research Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2022 through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $423,408,898.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $217,040 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $120,587 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/23 (aggregate face value $28,952,269) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	3/15/23	$3,862,448	$3,826,592	$(35,856)
	Canadian Dollar	Sell	4/19/23	2,398,556	2,357,704	(40,852)
	Danish Krone	Sell	3/15/23	1,175,356	1,127,161	(48,195)
Barclays Bank PLC
	Euro	Sell	3/15/23	1,011,529	981,283	(30,246)
Citibank, N.A.
	Canadian Dollar	Sell	4/19/23	2,210,394	2,172,923	(37,471)
	Euro	Sell	3/15/23	1,474,129	1,429,660	(44,469)
HSBC Bank USA, National Association
	Hong Kong Dollar	Buy	2/15/23	1,130,866	1,131,571	(705)
	Hong Kong Dollar	Sell	2/15/23	1,130,866	1,138,507	7,641
	Hong Kong Dollar	Sell	5/17/23	1,134,366	1,135,147	781
JPMorgan Chase Bank N.A.
	Singapore Dollar	Buy	2/15/23	973,233	972,190	1,043
	Singapore Dollar	Sell	2/15/23	973,233	906,465	(66,768)
	Singapore Dollar	Sell	5/17/23	975,351	974,261	(1,090)
Morgan Stanley & Co. International PLC
	Canadian Dollar	Sell	4/19/23	1,886,040	1,866,289	(19,751)
	Euro	Sell	3/15/23	561,355	544,275	(17,080)

Research Fund 21

FORWARD CURRENCY CONTRACTS at 1/31/23 (aggregate face value $28,952,269) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	British Pound	Sell	3/15/23	$997,047	$988,346	$(8,701)
	Hong Kong Dollar	Buy	2/15/23	944,886	945,521	(635)
	Hong Kong Dollar	Sell	2/15/23	944,886	944,128	(758)
	Hong Kong Dollar	Sell	5/17/23	947,810	948,320	510
UBS AG
	Canadian Dollar	Sell	4/19/23	2,511,285	2,468,564	(42,721)
	Euro	Sell	3/15/23	893,699	866,979	(26,720)
WestPac Banking Corp.
	British Pound	Sell	3/15/23	1,237,178	1,226,383	(10,795)
Unrealized appreciation						9,975
Unrealized (depreciation)						(432,813)
Total						$(422,838)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	22	$4,484,260	$4,499,000	Mar-23	$164,258
Unrealized appreciation					164,258
Unrealized (depreciation)					—
Total					$164,258

22 Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$32,220,695	$—	$—
Consumer discretionary	49,356,360	—	—
Consumer staples	28,144,408	—	—
Energy	22,083,229	2,657,513	—
Financials	35,252,761	8,986,716	—
Health care	63,849,310	—	—
Industrials	36,136,839	—	—
Information technology	100,946,739	934,261	—
Materials	15,964,030	—	—
Real estate	4,725,510	—	—
Utilities	13,052,960	—	—
Total common stocks	401,732,841	12,578,490	—
Short-term investments	—	13,687,155	—
Totals by level	$401,732,841	$26,265,645	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(422,838)	$—
Futures contracts	164,258	—	—
Totals by level	$164,258	$(422,838)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Research Fund 23

Statement of assets and liabilities 1/31/23 (Unaudited)

ASSETS
Investment in securities, at value, including $4,522,185 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $296,554,565)	$414,902,475
Affiliated issuers (identified cost $13,096,011) (Note 5)	13,096,011
Foreign currency (cost $177) (Note 1)	195
Dividends, interest and other receivables	273,778
Foreign tax reclaim	26,868
Receivable for shares of the fund sold	262,000
Receivable for investments sold	1,953,112
Receivable for variation margin on futures contracts (Note 1)	52,144
Unrealized appreciation on forward currency contracts (Note 1)	9,975
Prepaid assets	51,136
Total assets	430,627,694

LIABILITIES
Payable for investments purchased	1,332,536
Payable for shares of the fund repurchased	390,535
Payable for compensation of Manager (Note 2)	192,803
Payable for custodian fees (Note 2)	17,551
Payable for investor servicing fees (Note 2)	106,749
Payable for Trustee compensation and expenses (Note 2)	96,287
Payable for administrative services (Note 2)	799
Payable for distribution fees (Note 2)	79,434
Unrealized depreciation on forward currency contracts (Note 1)	432,813
Collateral on securities loaned, at value (Note 1)	4,495,680
Other accrued expenses	73,609
Total liabilities	7,218,796

Net assets	$423,408,898

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$317,803,385
Total distributable earnings (Note 1)	105,605,513
Total — Representing net assets applicable to capital shares outstanding	$423,408,898

(Continued on next page)

24 Research Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($333,531,027 divided by 8,996,844 shares)	$37.07
Offering price per class A share (100/94.25 of $37.07)*	$39.33
Net asset value and offering price per class B share ($1,768,725 divided by 53,694 shares)**	$32.94
Net asset value and offering price per class C share ($10,499,567 divided by 320,502 shares)**	$32.76
Net asset value, offering price and redemption price per class R share
($929,345 divided by 25,566 shares)	$36.35
Net asset value, offering price and redemption price per class R6 share
($22,243,179 divided by 588,878 shares)	$37.77
Net asset value, offering price and redemption price per class Y share
($54,437,055 divided by 1,449,685 shares)	$37.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund 25

Statement of operations Six months ended 1/31/23 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $15,016)	$2,908,689
Interest (including interest income of $159,547 from investments in affiliated issuers) (Note 5)	168,205
Securities lending (net of expenses) (Notes 1 and 5)	9,738
Total investment income	3,086,632

EXPENSES
Compensation of Manager (Note 2)	1,150,304
Investor servicing fees (Note 2)	327,654
Custodian fees (Note 2)	29,325
Trustee compensation and expenses (Note 2)	9,002
Distribution fees (Note 2)	472,047
Administrative services (Note 2)	9,054
Other	125,728
Total expenses	2,123,114
Expense reduction (Note 2)	(1,980)
Net expenses	2,121,134

Net investment income	965,498

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(8,699,470)
Foreign currency transactions (Note 1)	2,256
Forward currency contracts (Note 1)	947,917
Futures contracts (Note 1)	(734,134)
Total net realized loss	(8,483,431)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	6,956,019
Assets and liabilities in foreign currencies	1,261
Forward currency contracts	(804,851)
Futures contracts	150,491
Total change in net unrealized appreciation	6,302,920

Net loss on investments	(2,180,511)

Net decrease in net assets resulting from operations	$(1,215,013)

The accompanying notes are an integral part of these financial statements.

26 Research Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/23*	Year ended 7/31/22
Operations
Net investment income	$965,498	$1,705,414
Net realized gain (loss) on investments
and foreign currency transactions	(8,483,431)	32,629,297
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	6,302,920	(65,399,174)
Net decrease in net assets resulting from operations	(1,215,013)	(31,064,463)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,283,433)	(8,993)
Class B	(1,104)	—
Class C	(34,814)	—
Class R	(8,826)	—
Class R6	(288,775)	(82,775)
Class Y	(679,270)	(167,222)
Net realized short-term gain on investments
Class A	(600,728)	(12,481,904)
Class B	(3,838)	(126,065)
Class C	(21,909)	(495,081)
Class R	(2,054)	(40,793)
Class R6	(38,189)	(762,926)
Class Y	(98,778)	(2,114,460)
From net realized long-term gain on investments
Class A	(23,296,740)	(16,397,795)
Class B	(148,826)	(165,615)
Class C	(849,650)	(650,400)
Class R	(79,642)	(53,591)
Class R6	(1,481,017)	(1,002,276)
Class Y	(3,830,704)	(2,777,819)
Increase from capital share transactions (Note 4)	17,370,787	20,735,669
Total decrease in net assets	(18,592,523)	(47,656,509)

NET ASSETS
Beginning of period	442,001,421	489,657,930
End of period	$423,408,898	$442,001,421

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Research Fund 27

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From net						expenses	investment
	value,		and unrealized	Total from	From net	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
January 31, 2023**	$40.54	.08	(.25)	(.17)	(.40)	(2.90)	(3.30)	—	$37.07	(.12)*	$333,531	.53*	.22*	17*
July 31, 2022	46.80	.15	(2.87)	(2.72)	—[d]	(3.54)	(3.54)	—	40.54	(6.55)	341,880	1.02[f]	.33	46
July 31, 2021	35.33	.12	12.16	12.28	(.25)	(.56)	(.81)	—	46.80	35.18	388,700	1.03	.29	54
July 31, 2020	33.64	.22	3.94	4.16	(.34)	(2.13)	(2.47)	—	35.33	12.92	297,393	1.08	.67	90
July 31, 2019	35.35	.23	2.23	2.46	(.12)	(4.05)	(4.17)	—	33.64	8.65	270,420	1.10	.72	86
July 31, 2018	31.03	.16	4.68	4.84	—	(.52)	(.52)	—[e]	35.35	15.74	260,951	1.11	.47	97
Class B
January 31, 2023**	$36.14	(.05)	(.23)	(.28)	(.02)	(2.90)	(2.92)	—	$32.94	(.48)*	$1,769	.91*	(.15)*	17*
July 31, 2022	42.39	(.17)	(2.54)	(2.71)	—	(3.54)	(3.54)	—	36.14	(7.25)	2,222	1.77[f]	(.43)	46
July 31, 2021	32.10	(.17)	11.03	10.86	(.01)	(.56)	(.57)	—	42.39	34.16	4,007	1.78	(.45)	54
July 31, 2020	30.75	(.02)	3.57	3.55	(.07)	(2.13)	(2.20)	—	32.10	12.07	4,491	1.83	(.06)	90
July 31, 2019	32.79	—[d]	2.01	2.01	—	(4.05)	(4.05)	—	30.75	7.85	5,582	1.85	(.01)	86
July 31, 2018	29.03	(.08)	4.36	4.28	—	(.52)	(.52)	—[e]	32.79	14.89	6,877	1.86	(.27)	97
Class C
January 31, 2023**	$36.06	(.05)	(.23)	(.28)	(.12)	(2.90)	(3.02)	—	$32.76	(.49)*	$10,500	.91*	(.16)*	17*
July 31, 2022	42.30	(.16)	(2.54)	(2.70)	—	(3.54)	(3.54)	—	36.06	(7.24)	11,460	1.77[f]	(.42)	46
July 31, 2021	32.04	(.17)	11.00	10.83	(.01)	(.56)	(.57)	—	42.30	34.13	13,750	1.78	(.46)	54
July 31, 2020	30.72	(.02)	3.58	3.56	(.11)	(2.13)	(2.24)	—	32.04	12.13	11,234	1.83	(.08)	90
July 31, 2019	32.77	(.01)	2.01	2.00	—	(4.05)	(4.05)	—	30.72	7.82	10,106	1.85	(.03)	86
July 31, 2018	29.02	(.08)	4.35	4.27	—	(.52)	(.52)	—[e]	32.77	14.86	8,931	1.86	(.26)	97
Class R
January 31, 2023**	$39.77	.03	(.24)	(.21)	(.31)	(2.90)	(3.21)	—	$36.35	(.25)*	$929	.65*	.09*	17*
July 31, 2022	46.07	.04	(2.80)	(2.76)	—	(3.54)	(3.54)	—	39.77	(6.76)	1,122	1.27[f]	.09	46
July 31, 2021	34.81	.02	11.96	11.98	(.16)	(.56)	(.72)	—	46.07	34.80	906	1.28	.05	54
July 31, 2020	33.17	.14	3.88	4.02	(.25)	(2.13)	(2.38)	—	34.81	12.66	1,061	1.33	.44	90
July 31, 2019	34.88	.15	2.20	2.35	(.01)	(4.05)	(4.06)	—	33.17	8.40	1,257	1.35	.46	86
July 31, 2018	30.70	.08	4.62	4.70	—	(.52)	(.52)	—[e]	34.88	15.45	1,074	1.36	.23	97
Class R6
January 31, 2023**	$41.32	.15	(.25)	(.10)	(.55)	(2.90)	(3.45)	—	$37.77	.07*	$22,243	.34*	.40*	17*
July 31, 2022	47.63	.31	(2.91)	(2.60)	(.17)	(3.54)	(3.71)	—	41.32	(6.22)	22,074	.67[f]	.69	46
July 31, 2021	35.94	.27	12.36	12.63	(.38)	(.56)	(.94)	—	47.63	35.65	24,078.66		.65	54
July 31, 2020	34.17	.35	4.01	4.36	(.46)	(2.13)	(2.59)	—	35.94	13.39	15,440.69		1.05	90
July 31, 2019	35.86	.37	2.25	2.62	(.26)	(4.05)	(4.31)	—	34.17	9.08	10,999.70		1.13	86
July 31, 2018	31.34	.30	4.74	5.04	—	(.52)	(.52)	—[e]	35.86	16.23	9,092.70		.89	97

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Research Fund	Research Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From net						expenses	investment
	value,		and unrealized	Total from	From net	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
January 31, 2023**	$41.07	.13	(.25)	(.12)	(.50)	(2.90)	(3.40)	—	$37.55	.02*	$54,437	.40*	.35*	17*
July 31, 2022	47.37	.26	(2.90)	(2.64)	(.12)	(3.54)	(3.66)	—	41.07	(6.32)	63,244	.77[f]	.60	46
July 31, 2021	35.74	.23	12.28	12.51	(.32)	(.56)	(.88)	—	47.37	35.49	58,216.78		.54	54
July 31, 2020	34.00	.30	3.99	4.29	(.42)	(2.13)	(2.55)	—	35.74	13.23	41,773.83		.91	90
July 31, 2019	35.71	.32	2.24	2.56	(.22)	(4.05)	(4.27)	—	34.00	8.93	32,115.85		.97	86
July 31, 2018	31.26	.23	4.74	4.97	—	(.52)	(.52)	—[e]	35.71	16.05	29,281.86		.69	97

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Includes one-time proxy cost of 0.01%.

The accompanying notes are an integral part of these financial statements.

30 Research Fund	Research Fund 31

Notes to financial statements 1/31/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2022 through January 31, 2023.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

32 Research Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Research Fund 33

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations,

34 Research Fund

representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $430,555 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $120,587 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,495,680 and the value of securities loaned amounted to $4,522,185.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Research Fund 35

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $314,020,569, resulting in gross unrealized appreciation and depreciation of $128,699,354 and $14,980,017, respectively, or net unrealized appreciation of $113,719,337.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.278% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

36 Research Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$264,333	Class R	876
Class B	1,570	Class R6	5,247
Class C	8,677	Class Y	46,951
		Total	$327,654

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,980 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $362, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

Research Fund 37

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$406,393
Class B	1.00%	1.00%	9,646
Class C	1.00%	1.00%	53,315
Class R	1.00%	0.50%	2,693
Total			$472,047

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,575 from the sale of class A shares and received $13 and $41 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$70,053,951	$87,739,350
U.S. government securities (Long-term)	—	—
Total	$70,053,951	$87,739,350

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	391,094	$14,467,418	445,787	$19,543,061
Shares issued in connection with
reinvestment of distributions	735,021	26,313,735	622,254	27,976,422
	1,126,115	40,781,153	1,068,041	47,519,483
Shares repurchased	(563,062)	(21,374,913)	(940,588)	(40,831,544)
Net increase	563,053	$19,406,240	127,453	$6,687,939

38 Research Fund

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	33	$1,105	1,620	$65,173
Shares issued in connection with
reinvestment of distributions	4,790	152,576	7,175	288,999
	4,823	153,681	8,795	354,172
Shares repurchased	(12,600)	(422,872)	(41,859)	(1,640,897)
Net decrease	(7,777)	$(269,191)	(33,064)	$(1,286,725)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	26,136	$858,066	36,588	$1,472,795
Shares issued in connection with
reinvestment of distributions	28,566	904,964	28,424	1,142,376
	54,702	1,763,030	65,012	2,615,171
Shares repurchased	(52,004)	(1,704,649)	(72,257)	(2,795,847)
Net increase (decrease)	2,698	$58,381	(7,245)	$(180,676)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	2,705	$99,512	9,277	$435,788
Shares issued in connection with
reinvestment of distributions	2,578	90,522	2,136	94,384
	5,283	190,034	11,413	530,172
Shares repurchased	(7,938)	(283,891)	(2,867)	(116,684)
Net increase (decrease)	(2,655)	$(93,857)	8,546	$413,488

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	60,083	$2,271,443	102,451	$4,568,530
Shares issued in connection with
reinvestment of distributions	49,588	1,807,981	40,411	1,847,977
	109,671	4,079,424	142,862	6,416,507
Shares repurchased	(54,980)	(2,099,841)	(114,203)	(5,168,199)
Net increase	54,691	$1,979,583	28,659	$1,248,308

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	131,962	$5,056,017	1,103,134	$49,496,711
Shares issued in connection with
reinvestment of distributions	126,363	4,580,671	110,888	5,043,192
	258,325	9,636,688	1,214,022	54,539,903
Shares repurchased	(348,452)	(13,347,057)	(903,200)	(40,686,568)
Net increase (decrease)	(90,127)	$(3,710,369)	310,822	$13,853,335

Research Fund 39

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/22	cost	proceeds	income	of 1/31/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$7,391,219	$20,281,427	$23,176,966	$91,213	$4,495,680
Putnam Short Term
Investment Fund**	6,558,450	48,361,804	46,319,923	159,547	8,600,331
Total Short-term
investments	$13,949,669	$68,643,231	$69,496,889	$250,760	$13,096,011

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

40 Research Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	10
Forward currency contracts (contract amount)	$25,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$9,975	Payables	$432,813
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	164,258*	Payables	—
Total		$174,233		$432,813

* Includes cumulative appreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$947,917	$947,917
Equity contracts	(734,134)	—	$(734,134)
Total	$(734,134)	$947,917	$213,783

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(804,851)	$(804,851)
Equity contracts	150,491	—	$150,491
Total	$150,491	$(804,851)	$(654,360)

Research Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$52,144	$—	$—	$—	$—	$—	$—	$—	$52,144
Forward currency contracts#	—	—	—	—	8,422	1,043	—	510	—	—	9,975
Total Assets	$—	$—	$52,144	$—	$8,422	$1,043	$—	$510	$—	$—	$62,119
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	124,903	30,246	—	81,940	705	67,858	36,831	10,094	69,441	10,795	432,813
Total Liabilities	$124,903	$30,246	$—	$81,940	$705	$67,858	$36,831	$10,094	$69,441	$10,795	$432,813
Total Financial and Derivative Net Assets	$(124,903)	$(30,246)	$52,144	$(81,940)	$7,717	$(66,815)	$(36,831)	$(9,584)	$(69,441)	$(10,795)	$(370,694)
Total collateral received (pledged)†##	$(110,589)	$—	$—	$(9,998)	$—	$—	$—	$—	$—	$—
Net amount	$(14,314)	$(30,246)	$52,144	$(71,942)	$7,717	$(66,815)	$(36,831)	$(9,584)	$(69,441)	$(10,795)
Controlled collateral received (including
TBA commitments)*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)*	$(110,589)	$—	$—	$(9,998)	$—	$—	$—	$—	$—	$—	$(120,587)

* Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/depreciation for futures contracts is represented in the table listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $217,040.

42 Research Fund	Research Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Research Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Assistant Clerk,	Vice President,
	and Assistant Treasurer	Principal Financial Officer,
Principal Accounting Officer,
	Michael J. Higgins	and Assistant Treasurer
Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
	Jonathan S. Horwitz	Chief Legal Officer
Executive Vice President,
	Principal Executive Officer,	Mark C. Trenchard
	and Compliance Liaison	Vice President

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 29, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 29, 2023